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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

     This Loan Agreement dated as of             , 1997 (the "Agreement"), is
entered into by and between Delphi International Ltd., a Bermuda corporation (the "Company"), and Delphi Financial Group, Inc., a Delaware corporation ("Delphi"), Reliance Standard Life Insurance Company, an Illinois corporation ("RSL") and Safety National Casualty Corporation, a Missouri corporation ("Safety National") (Delphi, RSL and Safety National are referred to collectively as the "Purchasers").

                              W I T N E S S E T H

     WHEREAS, the Company proposes to grant to the holders of the outstanding Class A Common Stock, par value $.01 per share of Delphi (the "Delphi Class A Common Stock"), to the holders of the outstanding Class B Common Stock of Delphi (the "Delphi Class B Common Stock" and, together with the Delphi Class A Common Stock, the "Delphi Common Stock"), and to the holders of options to purchase Delphi Common Stock, non-transferable rights (collectively, the "Rights") to purchase Common Shares, par value $.01 per share, of the Company ("Common Shares");

     WHEREAS, the Company's offering of Common Shares pursuant to the Rights is hereinafter referred to as the "Rights Offering"; and

     WHEREAS, the Purchasers desire to make a loan to the Company and the Company desires to borrow money from the Purchasers, upon the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and considerations contained below, the parties hereto agree as follows:

      1. THE LOAN. The Purchasers will make a loan (the "Loan") to the Company in the aggregate principal amount of Thirty Million U.S. Dollars
($30,000,000.00) (the "Principal Amount"), which amount shall be used in whole and in substantial part by the Company to capitalize Oracle Reinsurance Company, Ltd., the Company's wholly-owned reinsurance subsidiary.

      2. DATE MADE. The Loan shall be made on the date concurrent with the completion of the Rights Offering. That date shall be the day upon which the exercise period for the Rights shall expire.

      3. PROMISSORY NOTE. In conjunction with the Loan, the Company has issued to the Purchasers a promissory note, in the form attached hereto as Annex A representing the Company's promise to repay the Principal Amount and interest then accrued on the Maturity Date (as defined herein).

      4.  INTEREST.  The Principal Amount of the Loan will bear simple interest
at a rate equal to   % per annum payable semiannually in arrears. Interest on
the Principal Amount shall begin to accrue on the date this Loan is made, as defined in Section 2 of this Agreement.

      5. METHOD OF PAYMENT OF INTEREST. During the first five (5) years that this Loan shall be outstanding, the Company shall have the option to pay accrued interest in either cash or through the issuance of additional promissory notes given to the Purchasers, in the same form and under the same terms as in Annex A (attached hereto), in lieu of cash.

      6.  MATURITY.  The Principal Amount shall mature on                  (the
"Maturity Date"). On the Maturity Date, the Principal Amount, along with all interest then accrued and outstanding, shall become due and payable by the Company.

      7. SUBORDINATION. The payment by the Company of the Principal Amount and interest accrued on the Loan shall be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined herein) of the Company, whether presently outstanding or hereafter incurred and
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shall rank pari passu with all subordinated indebtedness of the Company, whether presently outstanding or hereinafter incurred. Senior Indebtedness includes all indebtedness of the Company which is not expressly pari passu or subordinate to the Loan.

      8. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

      9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10. MISCELLANEOUS. The Company hereby expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          DELPHI INTERNATIONAL LTD.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          DELPHI FINANCIAL GROUP, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          RELIANCE STANDARD LIFE
                                          INSURANCE COMPANY

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          SAFETY NATIONAL
                                          CASUALTY CORPORATION

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:
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                                                                         ANNEX A

                                PROMISSORY NOTE

U.S. $30,000,000                                              New York, New York
                                                                          , 1997

     FOR VALUE RECEIVED, the undersigned, Delphi International Ltd., a Bermuda corporation (the "Company"), hereby promises to pay to the order of the Purchasers (as defined in the Loan Agreement of even date herewith by and between the undersigned and Delphi Financial Group, Inc., a Delaware corporation, Reliance Standard Life Insurance Company, an Illinois corporation and Safety National Casualty Corporation, a Missouri corporation) at such places as the Purchasers shall designate, the principal amount of Thirty Million U.S.
Dollars ($30,000,000.00), on                          and to pay interest in
like money (or in promissory notes of the Company in lieu thereof, as provided for in the Loan Agreement) at said office, or at such other place as the Purchaser shall designate, from the date hereof, on the principal balance hereof from time to time in accordance with the provisions of that certain Loan Agreement.

     This Promissory Note has been executed by the undersigned in the State of New York and shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws provisions thereof.

                                          DELPHI INTERNATIONAL LTD.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title: